EXHIBIT 99.1

Urgently Announces Short-Term Extensions of Term Loans

Extensions support business growth initiatives and capital structure improvement

VIENNA, VA – December 31, 2024 – Urgent.ly Inc. (Nasdaq: ULY) (“Urgently”), a U.S.-based leading provider of digital roadside and mobility assistance technology and services, announced today that it has reached an agreement with its lenders on a short-term extension to its term loan agreements while it continues to work toward longer-term extensions. Urgently has agreed with its first lien lenders, among other things, to permit the partial prepayment of its first lien term loans in an aggregate principal amount equal to $3 million, together with certain fees applicable thereto, and to a short-term extension of the maturity date of such term loans until February 1, 2025. Urgently has agreed with its second lien lenders, among other things, to a short-term extension of its second lien term loans until March 3, 2025.

“We are pleased to have announced the short-term extensions of the maturity dates of our debt facilities as we continue to have constructive discussions with our lenders to finalize longer-term extensions over the coming weeks,” said Tim Huffmyer, Chief Financial Officer of Urgently. “The short-term extensions are consistent with our goals of reducing our debt and improving our capital structure. We are also advancing discussions with lenders to refinance our existing debt facilities and/or enter into a new debt facility.”

About Urgently

Urgently is focused on helping everyone move safely, without disruption, by safeguarding drivers, promptly assisting their journey, and employing technology to proactively avert possible issues. The company’s digitally native software platform combines location-based services, real-time data, AI and machine-to-machine communication to power roadside assistance solutions for leading brands across automotive, insurance, telematics and other transportation-focused verticals. Urgently fulfills the demand for connected roadside assistance services, enabling its partners to deliver exceptional user experiences that drive high customer satisfaction and loyalty, by delivering innovative, transparent and exceptional connected mobility assistance experiences on a global scale. For more information, visit www.geturgently.com.

For media and investment inquiries, please contact:

Press: media@geturgently.com

Investor Relations: investorrelations@geturgently.com

Forward-Looking Statements

This press release contains or may contain “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or Urgently’s future financial or operating performance. Such statements are based upon current plans, estimates and expectations of management of Urgently in light of historical results and trends, current conditions and potential future developments, and are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Forward-looking terms such as “may,” “will,” “could,” “should,” “would,” “plan,” “potential,” “intend,” “anticipate,” “project,” “predict,” “target,” “believe,” “continue,” “estimate” or “expect” or the negative of these words or other words, terms and phrases of similar nature are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements, other than historical facts, including, without limitation, statements regarding the Company’s ability to secure long-term extensions of its debt facilities, refinance its debt facilities, and/or enter into a new debt facility, and statements regarding the Company’s intentions to reduce its debt and improve its capital structure, are based on the current assumptions of Urgently’s management and are neither promises nor guarantees, but involve a significant number of factors that may cause our actual performance or achievements to be materially different from any future performance or achievements stated or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties detailed in our filings with the Securities and Exchange Commission (“SEC”), including in our annual report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024, our quarterly reports on Form 10-Q, including our quarterly report on Form 10-Q for the quarter ended September 30, 2024, which was filed with the SEC on November 13, 2024, and other filings and reports that we may file from time to time with the SEC. All forward-looking statements reflect Urgently’s beliefs and assumptions only as of the date of this press release. Urgently undertakes no obligation to update forward-looking statements to reflect future events or circumstances.